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                                                                 Exhibit 99(b)



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                                                           REVOCABLE PROXY
                                                        WALDEN BANCORP, INC.

/X/   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                   SPECIAL MEETING OF STOCKHOLDERS
                          DECEMBER 17, 1996                               1.     Approval of the Affiliation Agreement, including
          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS               the Plan of Merger with UST Corp. dated as of August 30,
                                                                          1996, and the transactions contemplated thereby.
         The undersigned hereby appoints David E. Bradbury, Josiah                                  For     Against     Abstain
S. Cushing, II and each of them with full powers of substitution, to                                / /       / /         / /
act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Walden Bancorp, Inc. ("Walden") which the undersigned is entitled to vote at the Special Meeting of Stockholders, to be held at the Westford Regency Inn and Conference Center on Tuesday,
December 17, 1996 at 11:00 a.m., and any and all adjournments thereto.

                                                                          THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO
                                                                          DIRECTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR
                                                                          THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS
                                                                          PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY
                                                                          THE PERSONS NAMED IN THIS PROXY IN THEIR DISCRETION. AT
                                                                          THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO
                                                                          OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY
                                                                          ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS
                                                                          TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE
                                                                          PRIOR MEETING OF STOCKHOLDERS, AND MATTERS INCIDENT TO
                                                                          THE CONDUCT OF THE MEETING.

                                                    --------------------   Should the undersigned be present and elect to vote all
Please be sure to sign and date                      Date                 the Meeting or any adjournment thereof and after
  this Proxy in the box                                                   notification to the Clerk of Walden at the Meeting of the
------------------------------------------------------------------------  stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed
                                                                          terminated and of no further force and effect.
Stockholder sign above        Co-holder (if any) sign above
                                                                           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                                                                          LISTED PROPOSITION.
------------------------------------------------------------------------
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                              Detach above card, sign, date and mail in postage paid envelope provided

                                                        WALDEN BANCORP, INC.

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         The above singed acknowledges receipt from Walden prior to the execution of this proxy of a notice of the Meeting and a
Joint Proxy Statement-Prospectus dated November 5, 1996.

         Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                                         PLEASE ACT PROMPTLY
                                               SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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